UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

BAILLIE GIFFORD FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SHAREHOLDER MEETING APRIL 28, 2026 – [BAILLIE GIFFORD INTERNATIONAL CONCENTRATED GROWTH EQUITIES FUND/BAILLIE GIFFORD LONG TERM GLOBAL GROWTH FUND]

Voting Instructions

You may submit your vote in whichever way is most convenient for you, please see below.  Once we have received your reply, you will not receive any additional reminders about this meeting.

●	Vote via email –

o	Simply send an email directed to Kristen.Wisdom@broadridge.com with your vote instruction and they can assist in applying to your record.

o	Please include: your first and last name, address as well as the confirmation statement that you certify that you are authorized to vote this record.

●	Vote online –

o	Go to www.proxyvote.com. Your unique control number can be found on the enclosed ballot in the box marked with an arrow OR if you receive an email, most recently on Tuesday 4/21, with the subject line: Voting deadline approaching – Baillie Gifford’, you can click on the direct link in the body of the email which will enter you securely into the voting site.

●	Vote via phone (automated) –

o	If you receive a paper package in the mail, the first piece of mail is your voting ballot which includes a 16-digit control number (in the box with the arrow pointing to it).

o	Dial 800-690-6903 and follow recorded prompts to complete your vote

●	Vote via phone (live rep) –

o	Can’t find your ballot, call into the Baillie Gifford inbound support line: 866-689-3715

o	You will be asked your last name and zip code to help locate your account.

o	Live representative will then be able to assist and secure your vote.